UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) (March 25, 2021)

THRYV HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35895	13-2740040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 West Airfield Drive P.O. Box 619810 DFW Airport, Texas	75261
(Address of Principal Executive Offices)	(Zip Code)

(972) 453-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THRY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On March 25, 2021, Thryv Holdings, Inc. (the “Company”) issued a press release announcing its earnings for the fourth quarter and year ended December 31, 2020. This press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

The Company will hold a conference call on March 25, 2021. A copy of the slide materials to be discussed at the conference call is being furnished as Exhibit 99.2, and is incorporated herein by reference and available on the Company’s website.

The information in Item 2.02 and Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 and Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

The Company’s 2021 Annual Meeting of Shareholders (the “Annual Meeting”) will be held virtually on June 9, 2021. The record date, time and virtual location of the Annual Meeting will be set forth in the Company’s proxy statement for the Annual Meeting. Shareholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that such proposal is received by the Company’s Secretary at 2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas, 75261, on or before the close of business on April 4, 2021. In addition, in accordance with the Company’s Second Amended and Restated Bylaws (the “Bylaws”), shareholders who wish to bring business before the Annual Meeting outside of Rule 14a-8 or to nominate a person for election to the Board at the Annual Meeting must ensure that written notice (including all information required by the Bylaws) of such proposal or nomination is received by the Secretary of the Company at the address specified above no later than the close of business on April 4, 2021. Any such proposal or notices must also comply with all rules and regulations, including those promulgated by the Securities and Exchange Commission under the Exchange Act, and the Bylaws, as applicable.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this document:

Exhibit Number	Description

99.1	Press release, dated March 25, 2021, issued by Thryv Holdings, Inc.
99.2	Investor Supplement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THRYV HOLDINGS, INC.

Date: March 25, 2021	By:	/s/ Paul D. Rouse
	Name:	Paul D. Rouse
	Title:	Chief Financial Officer, Executive Vice President and Treasurer